Exhibit 10.97

SUBORDINATION OF LOANS AGREEMENT

THIS SUBORDINATION AGREEMENT (the “Agreement”) is executed as of December 31, 2012, and made effective as of the 16th day of January, 2013, by, between and among WILLIAM J. CARAGOL, JR. (the “Loan Holder”), TCA GLOBAL CREDIT MASTER FUND, LP, a Cayman Islands limited partnership (“TCA”) and POSITIVEID CORPORATION, a Delaware corporation (the “Company”), STEEL VAULT SECURITY, LLC, a Florida limited liability company, MICROFLUIDIC SYSTEMS, a California corporation, VERIGREEN ENERGY CORPORATION, a Florida corporation, STEEL VAULT CORPORATION, a Delaware corporation, IFTH NY SUB, INC., a New York corporation, and IFTH NJ SUB, INC., a New Jersey corporation (collectively, the “Guarantors”).  The Company and the Guarantors are sometimes hereinafter collectively referred to as the “Borrowers”).

W I T N E S S E T H:

WHEREAS, the Borrowers have borrowed, or may in the future borrow, funds from Loan Holder, for which Borrowers are or may become indebted to and in favor of Loan Holder (all present or future indebtedness of Borrowers to Loan Holder, of every kind and description, direct or contingent, due or not due, secured or unsecured, original, renewed or extended and whether now in existence or hereafter arising, hereinafter collectively referred to as the “Subordinated Debt”); and

WHEREAS, TCA has or will be purchasing debentures from the Company of up to Five Million and No/100 Dollars ($5,000,000.00) (the “Debentures”), pursuant to that certain Securities Purchase Agreement dated of even date herewith by and between TCA and the Company (the “SPA”), which SPA and related Transaction Documents provide to TCA a second priority security interest (“TCA’s Security Interest”) in certain Collateral of the Company and the Guarantors (throughout this Agreement, the term “Collateral” shall mean and be defined as such term is defined in the Security Agreement and the Sub Security Agreement entered into between TCA and the Borrowers as part of the SPA).  Capitalized terms used in this Agreement and not otherwise defined herein, shall have the same meanings ascribed to such terms in the SPA; and

WHEREAS, Loan Holder is a shareholder, director, officer or otherwise associated with Borrowers, and will materially benefit as a result of TCA purchasing the Debentures from the Company; and

WHEREAS, Loan Holder acknowledges that TCA is willing to purchase the Debentures only on the condition that the Subordinated Debt be subordinate and inferior to the Debentures, all other obligations of the Borrowers to TCA under the SPA and other Transaction Documents, and to all other indebtedness of Borrowers to TCA, whether now in existence or hereafter created (collectively, the “Borrower Obligations”); and

WHEREAS, Loan Holder has agreed to subordinate the Subordinated Debt to the lien and effect of the Borrower Obligations and TCA’s Security Interest and all security instruments securing the Debentures, and all other indebtedness of Borrower to TCA of every kind and description, direct or contingent, due or not due, secured or unsecured, original, renewed or extended, whether now in existence or hereafter arising; and

WHEREAS, Loan Holder acknowledges that TCA would not effectuate the SPA or purchase the Debentures without the execution of this Agreement by Loan Holder;

NOW, THEREFORE, in consideration of, and as an inducement to TCA to purchase the Debentures and enter into the SPA, Loan Holder, TCA and Borrowers do hereby agree as follows:

1.           Recitals.  The recitals set forth above are true and correct and are incorporated herein by reference.

2.           No Further Indebtedness.  Loan Holder and Borrowers do hereby warrant and represent that as of the date hereof, the only Subordinated Debt currently outstanding which is due and owing from Borrowers to Loan Holder, is $100,388.89, and that no further indebtedness or financial obligations of any kind shall be incurred between Borrowers and Loan Holder during the term of the Debentures, the SPA and this Agreement.

3.           Subordination.  Loan Holder does hereby unconditionally subordinate the Subordinated Debt to the Borrower Obligations, and all other past, present and future debts and obligations of Borrowers to TCA, said indebtedness including all obligations of Borrowers to TCA of every kind and description, direct or contingent, due or not due, secured or unsecured, original, renewed or extended, whether now in existence or hereafter arising, and further subordinate the Subordinated Debt to the lien and effect of TCA’s Security Interest in and to the Collateral and to all Transaction Documents and all other debts and obligations of Borrowers to TCA.

4.           No Payments on Subordinated Debt; Event of Default.  Loan Holder and Borrowers do hereby warrant, represent and agree that no payment (principal, interest or any other payment) shall be made, permitted or accepted under or with respect to any of the Subordinated Debt (or under any other document or agreement evidencing or giving rise to Subordinated Debt) while any Borrower Obligations remain outstanding.  If any payment is made by Borrowers in payment of the Subordinated Debt, or if any security or proceeds thereof is received by Loan Holder on account of the Subordinated Debt contrary to the terms of this Agreement, the same shall be and constitute an Event of Default under the SPA and the Transaction Documents.  Upon the occurrence of an Event of Default under the SPA or any other Transaction Documents, TCA shall be entitled to immediately exercise all remedies provided to TCA in connection with the Collateral and under the Transaction Documents, and each and every amount paid by or on behalf of Borrowers to Loan Holder, or any payments, security, proceeds or other items received by Loan Holder (from Borrowers or from an individual or an entity on behalf of Borrowers) will be forthwith paid by Loan Holder to TCA, in precisely the form received (except for Loan Holder’s endorsement, where necessary), to be credited and applied, in TCA’s sole discretion, upon any Borrower Obligations or any other indebtedness (principal and/or interest and/or otherwise as TCA may elect, in its sole discretion) then owing to TCA by Borrowers and, whether matured or unmatured, and, until so delivered, the same shall be held in trust by Loan Holder as the property of TCA.  In the event of a failure of Loan Holder to endorse any instrument for the payment of monies so received by Loan Holder payable to Loan Holder’s order, TCA, or any officer or employee of TCA, is hereby irrevocably constituted and appointed attorney-in-fact (coupled with an interest) for Loan Holder, with full power to make any such endorsement and with full power of substitution.  Notwithstanding anything contained in this Agreement to the contrary, so long as: (i) no default or Event of Default exists under the SPA or any other Transaction Documents; (ii) no event has occurred that with the passage of time, the giving of notice, or both, would constitute a default or Event of Default under the SPA or any other Transaction Documents; and (iii) none of the following payments are made with the proceeds from the sale of the Debentures, then Borrowers shall be able to pay to Loan Holder, and Loan Holder shall be able to accept and receive from Borrowers, payments towards deferred and unpaid salary owing by Borrowers to Loan Holder, and other payments for other obligations of the Borrowers in favor of Loan Holder for agreements or obligations other than, and unrelated to, the SPA or the other Transaction Documents.

5.           No Enforcement By Loan Holder.  Loan Holder will not exercise any collection rights with respect to the Subordinated Debt, will not take possession of, sell or dispose of, or otherwise deal with any Collateral, and will not exercise or enforce any right or remedy which may be available to them with respect to the Subordinated Debt, unless and until such time as the Borrower Obligations, as the same may be modified from time to time, including all principal, interest and other charges associated therewith, have been indefeasibly paid in full, no further commitments to advance money to the Borrowers exist under the SPA, and Transaction Documents or any other documents or agreements between TCA and Borrowers, and no other debts or obligations are due and owing from Borrowers to TCA.  Loan Holder shall immediately notify TCA, in writing, of any default by Borrowers under any Subordinated Debt, and any default under or with respect to any Subordinated Debt shall be and constitute a default under the Borrower Obligations entitling TCA to exercise all of its rights in connection with the Collateral and under the Transaction Documents.

6.           No Impairment of TCA Remedies.  TCA may exercise collection rights, may take possession of, sell or dispose of, and otherwise deal with, the Collateral and may exercise or enforce any right or remedy available to TCA under the Transaction Documents with respect to the Collateral, whether available prior to or after the occurrence of any default in connection with the Subordinated Debt.

7.           Intentionally Left Blank.

8.           Payments Upon Bankruptcy Events.  Upon any distribution of the assets or readjustment of indebtedness of Borrowers, whether by reason of reorganization, liquidation, dissolution, bankruptcy, receivership, assignment for the benefit of creditors, or any other action or proceeding involving the readjustment of all or any part of the Subordinated Debt or the application of the assets of Borrowers to the payment or liquidation thereof, either in whole or in part, TCA shall be entitled to receive payment in full of any and all Borrower Obligations or other obligations or indebtedness then owing to TCA by Borrowers prior to the payment of all or any of the Subordinated Debt.

9.           Restrictions on Transferability of Subordinated Debt.  Loan Holder shall not transfer, assign, encumber, hypothecate or subordinate, at any time while this Agreement remains in effect, any right, claim or interest of any kind in or to any of the Subordinated Debt, either principal or interest or otherwise, and there shall promptly be placed on each promissory note or other document or agreement constituting a portion of the Subordinated Debt, a legend reciting that the same is subject to this Agreement.

10.         TCA’s Rights.  Loan Holder acknowledges that TCA may, at any time, in its discretion, renew or extend the time of payment of all or any portion of the Borrower Obligations, or any other existing or future indebtedness or obligations of Borrowers to TCA and/or waive or delay in enforcing any rights or release any collateral relative thereto at any time(s) and, in reference thereto, to modify or amend the Transaction Documents and/or make and enter into such agreement(s), compromise(s) and other indulgence(s), as TCA may deem proper or desirable, without notice to or further assent of Loan Holder, all without in any manner impairing or affecting this Agreement or any of TCA’s rights hereunder.

11.         Statement of Account.  Loan Holder hereby agrees that he will provide and deliver to TCA, upon demand, from time to time, a statement of the account of Loan Holder with Borrowers, and that Borrowers will duly comply with and conform with each and every term of this Agreement, on its part required to be performed.

12.         Entire Agreement.  This Agreement and the other Transaction Documents: (i) are valid, binding and enforceable against Borrowers and Loan Holder in accordance with their respective provisions and no conditions exist as to their legal effectiveness; (ii) constitute the entire agreement between the parties with respect to the subject matter hereof and thereof; and (iii) are the final expression of the intentions of Loan Holder, Borrowers and TCA.  No promises, either expressed or implied, exist between Loan Holder, Borrowers and TCA, unless contained herein or therein.  This Agreement, together with the other Transaction Documents, supersedes all negotiations, representations, warranties, commitments, term sheets, discussions, negotiations, offers or contracts (of any kind or nature, whether oral or written) prior to or contemporaneous with the execution hereof with respect to any matter, directly or indirectly related to the terms of this Agreement and the other Transaction Documents.  This Agreement and the other Transaction Documents are the result of negotiations between Loan Holder, Borrowers and TCA and have been reviewed (or have had the opportunity to be reviewed) by counsel to all such parties, and are the products of all parties.  Accordingly, this Agreement and the other Transaction Documents shall not be construed more strictly against TCA merely because of TCA’s involvement in their preparation.

13.         Amendments; Waivers.  No delay on the part of TCA in the exercise of any right, power or remedy shall operate as a waiver thereof, nor shall any single or partial exercise by TCA of any right, power or remedy preclude other or further exercise thereof, or the exercise of any other right, power or remedy.  No amendment, modification or waiver of, or consent with respect to, any provision of this Agreement or the other Transaction Documents shall in any event be effective unless the same shall be in writing and acknowledged by TCA, and then any such amendment, modification, waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

14.         WAIVER OF DEFENSES.  LOAN HOLDER AND BORROWERS, AND EACH OF THEM, WAIVES EVERY PRESENT AND FUTURE DEFENSE, CAUSE OF ACTION, COUNTERCLAIM OR SETOFF WHICH EITHER OF THEM MAY NOW HAVE OR HEREAFTER MAY HAVE TO ANY ACTION BY LENDER IN ENFORCING THIS AGREEMENT.  PROVIDED TCA ACTS IN GOOD FAITH, LOAN HOLDER AND BORROWERS EACH RATIFIES AND CONFIRMS WHATEVER TCA MAY DO PURSUANT TO THE TERMS OF THIS AGREEMENT.  THIS PROVISION IS A MATERIAL INDUCEMENT FOR TCA GRANTING ANY FINANCIAL ACCOMMODATION TO BORROWERS.

15.         FORUM SELECTION AND CONSENT TO JURISDICTION.  TO INDUCE TCA TO MAKE FINANCIAL ACCOMODATIONS TO BORROWERS, LOAN HOLDER AND BORROWERS EACH AGREES THAT ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT, SHALL BE BROUGHT AND MAINTAINED EXCLUSIVELY IN THE FEDERAL OR STATE COURTS OF CLARK COUNTY, NEVADA; PROVIDED THAT NOTHING IN THIS AGREEMENT SHALL BE DEEMED OR OPERATE TO PRECLUDE TCA FROM BRINGING SUIT OR TAKING OTHER LEGAL ACTION IN ANY OTHER JURISDICTION.  LOAN HOLDER AND BORROWERS EACH HEREBY EXPRESSLY AND IRREVOCABLY SUBMITS TO THE JURISDICTION OF THE COURTS OF CLARK COUNTY, NEVADA, FOR THE PURPOSE OF ANY SUCH LITIGATION AS SET FORTH ABOVE.  LOAN HOLDER, BORROWERS AND TCA EACH FURTHER IRREVOCABLY CONSENT TO THE SERVICE OF PROCESS BY REGISTERED MAIL, POSTAGE PREPAID, OR BY PERSONAL SERVICE WITHIN OR WITHOUT THE STATE OF NEVADA.  LOAN HOLDER AND BORROWERS EACH HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

16.         WAIVER OF JURY TRIAL.  LOAN HOLDER, BORROWERS AND TCA, AFTER CONSULTING OR HAVING HAD THE OPPORTUNITY TO CONSULT WITH COUNSEL, EACH KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES IRREVOCABLY, ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS UNDER THIS AGREEMENT, ANY OTHER TRANSACTION DOCUMENT, ANY OF THE OTHER OBLIGATIONS, THE COLLATERAL, OR ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR WHICH MAY IN THE FUTURE BE DELIVERED IN CONNECTION HEREWITH OR THEREWITH OR ARISING FROM ANY RELATIONSHIP EXISTING IN CONNECTION WITH ANY OF THE FOREGOING, OR ANY COURSE OF CONDUCT OR COURSE OF DEALING IN WHICH TCA, BORROWERS AND LOAN HOLDER ARE ADVERSE PARTIES, AND EACH AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.  THIS PROVISION IS A MATERIAL INDUCEMENT FOR TCA GRANTING ANY FINANCIAL ACCOMMODATION TO BORROWERS.

17.         Assignability.  TCA, without consent from or notice to anyone (including Borrower and Loan Holders), may at any time assign TCA’s rights in this Agreement, the other Transaction Documents, the Borrower Obligations, or any part thereof and transfer TCA’s rights in any or all of the Collateral, and TCA thereafter shall be relieved from all liability with respect to such Collateral.  This Agreement shall be binding upon TCA, Loan Holder and Borrowers and their respective legal representatives, heirs and successors.

18.         Binding Effect.  This Agreement shall become effective upon execution by Loan Holder, Borrowers and TCA.

19.         Governing Law.  This Agreement shall be delivered and accepted in and shall be deemed to be a contract made under and governed by the internal laws of the State of Nevada, without regard to conflict of laws principles.

20.         Enforceability.  Wherever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by, unenforceable or invalid under any jurisdiction, such provision shall as to such jurisdiction, be severable and be ineffective to the extent of such prohibition or invalidity, without invalidating the remaining provisions of this Agreement or affecting the validity or enforceability of such provision in any other jurisdiction.

21.         Time of Essence.  Time is of the essence in making payments of all amounts due TCA under the Transaction Documents and in the performance and observance by Loan Holder and Borrowers of each covenant, agreement, provision and term of this Agreement and the other Transaction Documents.

22.         Counterparts; Facsimile Signatures.  This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Agreement.  Receipt of an executed signature page to this Agreement by facsimile or other electronic transmission shall constitute effective delivery thereof.  Electronic records of executed Transaction Documents maintained by TCA shall be deemed to be originals thereof.

23.         Notices.  Except as otherwise provided herein, Loan Holder and Borrowers each waives all notices and demands in connection with the enforcement of TCA’s rights hereunder.  All notices, requests, demands and other communications provided for hereunder shall be made in accordance with the terms of the SPA.

24.         Costs, Fees and Expenses.  Loan Holder and Borrowers, and each of them, jointly and severally, shall pay or reimburse TCA for all reasonable costs, fees and expenses incurred by TCA or for which TCA becomes obligated in connection with the enforcement of this Agreement, including costs and expenses and attorneys’ fees, costs and time charges of counsel to TCA throughout all court levels.

25.         Termination.  This Agreement shall not terminate until the termination of the SPA and the commitments to purchase debentures thereunder, and the full and complete performance and satisfaction and indefeasible payment in full of all the Borrower Obligations.

[Signatures on the following page]

IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first written above.

LOAN HOLDER:

/s/ William J Caragol
WILLIAM J. CARAGOL. JR.

BORROWERS:

See attached signature page

TCA:

TCA GLOBAL CREDIT MASTER FUND, LP

By:	TCA Global Credit Fund GP, Ltd.
Its:	General Partner

By:	/s/ Robert Press
Name:	Robert Press
Title:	Director

Subordination of Loans Agreement - Signature Page

IN WITNESS WHEREOF, each Borrower, intending to be legally bound, has duly executed and delivered this Agreement as of the day and year first above written.

POSITIVEID CORPORATION

By:	/s/ William Caragol
Name:	William Caragol
Title:	President

STEEL VAULT SECURITY, LLC		MICROFLUIDIC SYSTEMS

By:	/s/ William Caragol	By:	/s/ William Caragol
Name:	William Caragol	Name:	William Caragol
Title:	President	Title:	President

VERIGREEN ENERGY CORPORATION		STEEL VAULT CORPORATION

By:	/s/ William Caragol	By:	/s/ William Caragol
Name:	William Caragol	Name:	William Caragol
Title:	President	Title:	President

IFTH NY SUB, INC.		IFTH NJ SUB, INC.

By:	/s/ William Caragol	By:	/s/ William Caragol
Name:	William Caragol	Name:	William Caragol
Title:	President	Title:	President

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